                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          FORM 8-K/A-AMENDMENT NO. 3

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                ______________________________________________

                              Date:  May 7, 1996

                  NORTH AMERICAN INTERGRATED MARKETING, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)

       33-27603                                         22-2942013
(Commission File No.)                          (IRS Employer Identification No.)


                              999 McBride Avenue
                                  Suite 200A
                        West Paterson, New Jersey 07424
                   (Address of principal executive offices)
                                  (Zip Code)

                                (201) 890-7330
             (Registrant's telephone number, including area code)
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Item 4.   Changes in Registrant's Certifying Accountants.
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          (a) Effective as of March 27, 1996, Registrant retained the services of Thompson Dugan, PC as Registrant's certifying accountants for the performance of accounting and financial reporting services. Thompson Dugan, PC replaces Wengryn, Hughan & Co., Inc. ("Wengryn, Hughan"), the accountants that served as the principal independant accountants for purposes of auditing Registrant's financial statements and preparing financial reports during 1994. Wengryn, Hughan resigned as Registrant's principal independent accountants effective November 15, 1995. Registrant's decision to change accounting firms was a result of Wengryn, Hughan's decision not to perform any further SEC audit engagements.

          (b) The reports of Registrant's principal independent accountants on Registrant's financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principals. Ferraro Krebs & McMurtry, P.C. was the principal independent accountant on Registrant's financial statements for the year ended December 31, 1993. Wengryn, Hughan was the principal independent accountant on Registrant's financial statements for the year ended December 31, 1994.

          (c) In connection with Wengryn, Hughan's audit for the year ended December 31, 1994 and for the subsequent interim period preceding its resignation on November 15, 1995, and with Ferraro Krebs & McMurtry's audit for the year ended December 31, 1993, there have been no disagreements with either of these two prior principal accounting firms on any matter of accounting principals or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of Wengryn, Hughan or Ferraro Krebs & McMurtry, would have caused them to make reference thereto in their respective reports on the Registrant's financial statements for such years.

          (d) Attached as Exhibit 16 to this Report is a copy of the letter from Wengryn, Hughan concurring with the statements in paragraphs (a)-(c), above.

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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NORTH AMERICAN INTEGRATED
                                        MARKETING, INC.
                                        (REGISTRANT)


                                        s/Robert W. Paltrow
                                        --------------------------
                                        (signature)
                                        Name:  Robert W. Paltrow
                                        Title: Secretary/Treasurer

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